Other current financial and non-financial assets	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Other current financial and non-financial assets
(13)	Other current financial and non-financial assets
Other current financial and
non-financial
assets are presented in the following table:

($ in millions)	As of Dec. 31, 2020	As of Dec. 31, 2019
Other current financial assets	24.9	20.7
Fair value of current derivatives – assets	8.7	0.0
Factoring related assets	2.6	2.5
Notes receivable	11.4	9.0
Other receivables	2.3	9.3

Other current non-financial assets	24.1	19.0
Assets held for sale	3.2	—
Contract assets, net of valuation allowance	8.9	7.5
Prepaid expenses	8.8	6.8
Prepayments	3.2	4.7
Please refer to note (22) for further information on derivative financial instruments.
Atotech entered into several factoring transactions. Resulting from these transactions, the amount of receivables sold and derecognized was $29.8 million (prior year: $24.1 million) as of Dec. 31, 2020. The factoring related asset results from receivables already sold, whereby the payments from the factoring provider are still outstanding as of the reporting date.
Notes receivables mainly includes promissory notes and mainly used for payment transactions in Asia.
Atotech has entered into several factoring transactions and the following two classes of transactions are distinguished:

•	Factoring transactions with substantially all risks and rewards being transferred;

•	Factoring transactions involving the splitting of significant risks and rewards with control remaining at Atotech.
In both classes, trade receivables are sold and fully derecognized and off-balance
sheet once factored. The second class differs mainly in recognition of the continuous involvement. Resulting from these transactions, the total volume of assigned (sold to the bank) accounts receivable, not yet settled (not yet paid by the customer), which have been funded by the bank (for which we received cash) was $27.9 million (prior year: $22.4 million) as of Dec. 31, 2020. In addition, factoring-related expenses in the amount of $0.5 million (prior year: $0.5 million) have been recognized. The factoring related asset results from receivables already sold, whereby the payments from the factoring provider are still outstanding as of the reporting date (current year: $1.9 million; prior year: $ 1.7 million) and the continuous involvement totaling $ 0.7 million (prior year: $ 0.8million).
Assets held to sale relates to a restructuring program in India and mainly contains land and buildings.
Contract assets relate to revenue earned from the ongoing manufacturing of equipment as well as the ongoing modifications and retrofits of equipment. As such, the balances of this account vary and depend on the number of ongoing equipment contracts at the end of the year.
Since the Company publicly filed a Form
F-1
with the U.S. Securities and Exchange Commission (SEC), various transaction costs were incurred through Dec. 31, 2020. These transaction costs will be recorded as a deduction to additional paid-in-capital
generated as a result of the offering upon consummation of the initial public offering (IPO), but only to the extent they are incremental costs directly attributable to the IPO that otherwise would have been avoided. Transaction costs are allocated between the expected primary and secondary offering. All costs that do not qualify to be accounted for as deduction from equity are recognized as an expense as incurred (refer to note (24)). On Dec. 31, 2020 $3.5 million (prior year: $0.0 million) of transaction costs related to the primary offering part of the planned IPO are deferred and are recorded as prepaid expenses. Tax benefits cannot be utilized and have not been taken into account.